SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  August 21, 2006

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 20, 2006, the Board of Directors of First Regional Bancorp declared a 3-for-1 stock split.  The additional shares were distributed on August 21, 2006 to shareholders of record at the close of business on July 31, 2006.  First Regional is filing this report to retroactively show the effect of the 3-for-1 stock split on First Regional’s basic and diluted net income per share.

The tables, below, illustrate the effect of the 3-for-1 stock split on the three and six months ended June 30, 2006 and June 30, 2005, as well as on the years ended December 31, 2005, 2004, 2003, 2002 and 2001.  Basic earnings per share are computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during each period, retroactively adjusted for the 3-for-1 stock split.  The computation of diluted earnings per share also considers the number of shares issuable upon the assumed exercise of outstanding common stock options and, for 2004, the number of shares issuable upon the assumed conversion of convertible subordinated debentures (issued October 2003 and entirely converted into shares of common stock during 2004), again retroactively adjusted for the 3-for-1 stock split.  The effect of dilutive securities for 2003 does not include any shares for the assumed, but unrealized, conversion of the convertible subordinated debentures, as such conversion was anti-dilutive for 2003.

	Three Months Ended		Six Months Ended
	June 30		June 30
	2006	2005	2006	2005
Denominator for basic earnings per share:
Weighted average common shares outstanding	12,156,000	12,048,000	12,141,000	12,024,000
Effect of dilutive potential common shares	837,000	807,000	828,000	807,000

Denominator for Diluted Earnings Per Share	12,993,000	12,855,000	12,969,000	12,831,000

Numerator: Net income available to common shareholders	$9,593,000	$6,375,000	$18,077,000	$11,617,000
Net income per share:
Basic	$0.79	$0.53	$1.49	$0.97
Diluted	$0.74	$0.50	$1.39	$0.91

	Year Ended December 31
	2005	2004	2003	2002	2001

Denominator for basic earnings per share:
Weighted average common shares outstanding	12,057,000	10,029,000	8,376,000	7,890,000	7,932,000
Effect of dilutive potential common shares	819,000	2,196,000	333,000	96,000	87,000

Denominator for Diluted Earnings Per Share	12,876,000	12,225,000	8,709,000	7,986,000	8,019,000

Numerator for net income available to common shareholders:
Basic net income	$26,525,000	$11,084,000	$4,615,000	$3,037,000	$2,426,000
Diluted net income	$26,525,000	$11,593,000	$4,615,000	$3,037,000	$2,426,000

Net income per share:
Basic	$2.20	$1.11	$0.55	$0.38	$0.31
Diluted	$2.06	$0.95	$0.53	$0.38	$0.30

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2006
FIRST REGIONAL BANCORP

	By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary